                                                            Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                            /s/ Thomas J. Usher
                                                            -------------------

                                                            Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                       /s/ John P. Surma Jr.
                                                       ---------------------

                                                                 Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                           /s/ Dan D. Sandman
                                                           -------------------

                                                                 Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                       /s/ Roy G. Dorrance
                                                       -------------------

                                                                 Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                       /s/ Shirley Ann Jackson
                                                       -----------------------

                                                                 Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                            /s/ Charles R. Lee
                                                            ------------------

                                                                 Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                            /s/ Paul E. Lego
                                                            ----------------

                                                            Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                       /s/ John F. McGillicuddy
                                                       ------------------------

                                                                   Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                       /s/ Seth E. Schofield
                                                       ---------------------

                                                                  Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                       /s/ John W. Snow
                                                       ----------------

                                                                 Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                       /s/ Douglas C. Yearley
                                                       ----------------------

                                                            Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                       /s/ Robert J. Darnall
                                                       ---------------------

                                                                 Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering United States Steel Corporation common stock, preferred stock, debt securities or warrants to purchase any of the foregoing to be issued in connection with a $400,000,000 "Shelf" offering by United States Steel Corporation, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2002.




                                                            /s/ J. Gary Cooper
                                                            ------------------